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                                                                    EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 25, 1994 included in and incorporated by reference in Merck & Co., Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.

                                        ARTHUR ANDERSEN & CO.

New York, New York
May 4, 1994